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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2002

Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-7707 (Commission File Number)	41-0793183 (IRS Employer Identification No.)

710 Medtronic Parkway
Minneapolis, Minnesota 55432-5604
(Address of Principal Executive Offices and Zip Code)

(763) 514-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        On June 28, 2002, the Registrant issued a press release announcing its agreement to acquire Spinal Dynamics Corporation. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.    Financial Statements and Exhibits

Exhibit 99	Press release dated June 28, 2002.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Carol E. Malkinson
Date: June 28, 2002		Carol E. Malkinson Assistant Secretary

EXHIBIT INDEX

Medtronic, Inc.
Form 8-K Current Report
Dated June 28, 2002

Exhibit Number	Description
99	Press release dated June 28, 2002

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SIGNATURES
EXHIBIT INDEX